Exhibit 10.5

SILVERSUN TECHNOLOGIES, INC.

PLACEMENT AGENCY AGREEMENT

February [xx], 2015

Alexander Capital, L.P.

17 State Street

New York, NY 10004

Ladies and Gentlemen:

1.        Introductory. SilverSun Technologies, Inc., a Delaware corporation (the “Company”), proposes, pursuant to the terms of this Placement Agency Agreement (this “Agreement”) and the subscription agreements in substantially the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and collectively, the “Purchasers”), to sell to the Purchasers up to an aggregate of [            ] shares (the “Shares”) of common stock par value $0.00001 per share (the “Common Stock”) and warrants to purchase [      ]shares of common stock (the “Warrants”; the Shares and Warrants collectively referred to herein as the “Securities”). The Company hereby confirms its agreement with Alexander Capital, L.P. (“Alexander Capital” or the “Placement Agent”), to act as lead placement agent in accordance with the terms and conditions hereof as set forth below.

2.        Agreement to Act as Placement Agent; Placement of Securities. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)        The Company engages the Placement Agent to act as its exclusive agents, on a best efforts basis, in connection with the issuance and sale by the Company of the Securities (the “Offering”). Until the Closing Date (defined below), the Company shall not, without the prior consent of Alexander Capital, solicit or accept offers to purchase Securities , or securities convertible into or exercisable or exchangeable for Securities otherwise than through the Placement Agent.

(b)        Under no circumstances will the Placement Agent be obligated to purchase any Securities, for their own account and, in soliciting purchases of Shares, the Placement Agent shall act solely as the Company’s agent and not as principal.

(c)        Subject to the provisions of this Section 2, offers for the purchase of Securities may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Shares received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, with notice to the Company, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of their agreement contained herein.

(d)        The purchases of the Securities by the Purchasers shall be evidenced by the execution of Subscription Agreements by each of the parties thereto.

(e)        As full compensation for services rendered, on the Closing Date, the Company shall (i) pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to 7% of the gross proceeds received by the Company from the sale of the Securities on the Closing Date (the “Cash Fee”) and (ii) issue to the Placement Agent a warrant which shall be exercisable for [ ] shares of Common Stock at a price equal $[xx] per share (the “Warrant Fee” and together with the Cash Fee, the “Placement Fee”) pursuant to and in accordance with Section II of that certain engagement letter by and among the Company and the Placement Agent dated as of October 17, 2014 (collectively, the “Engagement Letter”). At the Closing, the Company shall direct the Escrow Agent (defined below) to wire to an account or accounts designated by the Placement Agent such amounts out of the Escrow Funds (defined below).

(f)        No Securities that the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

3.        Delivery and Payment.

(a)        Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent and Signature Bank, as escrow agent (the “Escrow Agent”), shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which an escrow account (the “Escrow Account”) will be established for the benefit of the Company and the Purchasers. Prior to the completion of the purchase and sale of the Securities pursuant to this Agreement and the Subscription Agreements (the “Closing”), each such Purchaser shall deposit into the Escrow Account an amount equal to the product of (x) the number of Securities such Purchaser has agreed to purchase and (y) the purchase price per Securities as set forth in the Subscription Agreements (the “Purchase Amount”). The aggregate of such Purchase Amounts is herein referred to as the “Escrow Funds.” On the Closing Date, upon satisfaction or waiver of all of the conditions to Closing, the Escrow Agent will disburse the Escrow Funds to the Company and the Placement Agent as provided in the Escrow Agreement and Section 2(e) above, and the Company shall cause the Securities to be delivered to the Purchasers.

(b)        Subject to the terms and conditions hereof, delivery of the Securities shall be made by the Company to the Purchasers, and payment of the purchase price shall be made by the Purchasers, at the office of Robinson Brog Leinwand Greene Genovese & Gluck P.C., 875 Third Avenue, 9th Floor, New York, NY 10022 (or at such other place as agreed upon by the Placement Agent and the Company), at 10:00 a.m., New York City time, on or before [date], 2015 or at such time on such other date as may be agreed upon in writing by the Company and Alexander Capital but in no event prior to the date on which the Escrow Agent shall have received all of the Escrow Funds (such date of delivery and payment is hereinafter referred to as the “Closing Date”). The Securities shall be delivered, through the facilities of The Depository Trust Company, to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request by written notice to the Company at least one business day before the Closing Date. The cost of original issue tax stamps and other transfer taxes, if any, in connection with the issuance and delivery of the Securities by the Company to the respective Purchasers shall be borne by the Company.

4.        Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Placement Agent that:

(a)        Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-1 (No. 333-200969), including a related prospectus or prospectuses, covering the registration of the Securities under the Act, which registration statement has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430A Information with respect to such registration statement, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Effective Date. For purposes of this definition, 430A Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430A. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Act (the “462(b) Registration Statement”), then any such reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

For purposes of this Agreement:

“430A Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430A.

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“Act” or “Securities Act” means the Securities Act of 1933, as amended.

“Applicable Time” means 5:00 p.m. (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the Securities and Exchange Commission.

“Effective Date” of the Registration Statement means [date], 2015.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430A Information and other final terms of the Securities and otherwise satisfies Section 10(a) of the Act.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the rules of the American Stock Exchange.

“Statutory Prospectus” with reference to any particular time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and all 430A Information with respect to the Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus only as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(b)        Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) on the Effective Date relating to the Securities and (D) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Placement Agent, if any, specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.

(c)        Effectiveness. No stop order of the Commission preventing or suspending the use of any Statutory Prospectus, the Final Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

(d)        Reserved.

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(e)        General Disclosure Package. As of the Applicable Time, Prospectus(es) issued at or prior to the Applicable Time(which is the most recent Statutory Prospectus distributed to investors generally) and any other documents listed or disclosures stated in Schedule A to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), does not include any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 8(b) hereof.

(f)        Reserved.

(g)        Incorporated Documents. The documents incorporated by reference in the Registration Statement and the General Disclosure Package and the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the General Disclosure Package and the Final Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)        Financial Statements. The financial statements and the notes related thereto or incorporated by reference in the Registration Statement and the General Disclosure Package and the Final Prospectus present fairly the financial condition of the Company and its consolidated subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and its consolidated subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except where and to the extent noted. Friedman LLP (“Accountants”), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations of the Public Company Accounting Oversight Board (“PCAOB”). To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal years ending December 31, 2013 and December 31, 2014. The summary and selected consolidated financial and statistical data included in or incorporated by reference into the Registration Statement present fairly the information shown therein and have been derived on a basis consistent with the audited financial statements presented in the Registration Statement.

(i)        No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the General Disclosure Package and the Final Prospectus, (i) except for the issuance of options under option plans of the Company described therein or shares issued upon the exercise of such options or other convertible securities there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement, other than in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the General Disclosure Package and the Final Prospectus.

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(j)        Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity.

(k)        Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement and the General Disclosure Package and the Final Prospectus under the heading “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Final Prospectus or pursuant to the exercise of convertible securities or options referred to in the Final Prospectus); all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the General Disclosure Package and the Final Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the General Disclosure Package and the Final Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(l)        Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(m)        Placement Agency Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)        The Securities. The Securities have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the General Disclosure Package and the Final Prospectus; and the issuance of the Securities is not in violation of any preemptive or similar rights.

(o)        Description of Placement Agency Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement and the General Disclosure Package and the Final Prospectus.

(p)        No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or other organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

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(q)        No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

(r)        No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Placement Agent.

(s)        Legal Proceedings. Except as described in the Registration Statement and the General Disclosure Package and the Final Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement and the General Disclosure Package and the Final Prospectus and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement and the General Disclosure Package and the Final Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the General Disclosure Package and the Final Prospectus.

(t)        Independent Accountants. Friedman LLP, who have certified certain financial statements of the Company and its subsidiaries is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act.

(u)        Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except as described in the General Disclosure Package and the Final Prospectus those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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(v)        Title to Intellectual Property. Except as described in the General Disclosure Package, the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations or applications therefor, service mark registrations or applications therefor, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, “Intellectual Property”), that is used in the conduct of their respective businesses; and, to the knowledge of the Company, the conduct of their respective businesses does not conflict in any material respect with any such rights of others, and the Company has not received any written, or to the knowledge of the Company, other notice of infringement of or conflict with, and the Company has no knowledge of any infringement of or conflict with, asserted rights of others with respect to its Intellectual Property which could reasonably be expected to result in a Material Adverse Effect. Further, except as described in the General Disclosure Package, or which would not reasonably be expected to result in a Material Adverse Effect, the Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with its Intellectual Property; and, to the knowledge of the Company, no third party, including any academic or governmental organization, possesses rights to the Company’s Intellectual Property which, if exercised, could enable such third party to develop products competitive with those of the Company or its subsidiaries which could reasonably be expected to have a Material Adverse Effect.

(w)        Reserved.

(x)        No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the General Disclosure Package and the Final Prospectus and that is not so described in such documents.

(y)        Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement and the General Disclosure Package and the Final Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(z)        Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign income taxes and filed all income tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Registration Statement and the General Disclosure Package and the Final Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, in each case, except as would not have a Material Adverse Effect.

(aa)        Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the General Disclosure Package and the Final Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement and the General Disclosure Package and the Final Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(bb)        No Labor Disputes. No labor dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, except, in each case, as would not have a Material Adverse Effect.

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(cc)        Compliance With Environmental Laws. Except as described in the Final Prospectus, the Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance in all material respects with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i)(x) and (i)(y) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)        Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, in each case except as described in the Final Prospectus or as would not have a Material Adverse Effect.

(ee)        Disclosure Controls. Except as described in the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ff)        Accounting Controls. Except as described in the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement and the General Disclosure Package and the Final Prospectus, there are no material weaknesses in the Company’s internal controls.

(gg)        Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are customary within the industry to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

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(hh)        No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ii)        Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws, to the knowledge of the Company, is pending or threatened.

(jj)        Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(kk)        No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ll)        No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(mm)        No Registration Rights. Except as disclosed in the General Disclosure Package and the Final Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(nn)        No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(oo)        Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement and the General Disclosure Package and the Final Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(pp)        Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the General Disclosure Package and the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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(qq)        Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the General Disclosure Package and the Final Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(rr)        Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

5.        Certain Agreements of the Company. The Company agrees with the Placement Agent that it will furnish to counsel for the Placement Agent one copy of the registration statement relating to the Securities , including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with the offering of Securities.

(a)        Filing of Prospectuses. The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(1) no later than the second business day following the earlier of the date of determination of the offering price or the date it is first used after effectiveness in connection with a public offering or sales. The Company has complied and will comply with Rule 433.

(b)        Filing of Amendments; Response to Commission Requests. The Company will promptly advise the Placement Agent of any proposal to amend or supplement the Registration Statement or any Statutory Prospectus until the completion of the purchase and sale of the Securities contemplated herein and will afford the Placement Agent a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Placement Agent promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities (including the Securities ) in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c)        Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Securities is (or but for the exemption in Rule 172 under the Act would be) required to be delivered under the Act in connection with sales by the Company to any Purchasers, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Placement Agent of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agent and, to the extent applicable, the dealers and any other dealers upon request of the Placement Agent, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Placement Agent’ consent to, nor the Placement Agent’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(d)        Rule 158. As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158.

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(e)        Furnishing of Prospectuses. The Company will furnish to the Placement Agent copies of the Registration Statement, including all exhibits, any Statutory Prospectus relating to the Securities , the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Placement Agent reasonably requests. The Company will pay the expenses of printing and distributing to the Placement Agent all such documents.

(f)        Blue Sky Qualifications. The Company will arrange for the qualification of the Shares for sale under the laws of such jurisdictions as the Placement Agent designate and will continue such qualifications in effect so long as required for the distribution; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction or take any action that would subject it to taxation in any such jurisdiction where it is not then so subject.

(g)        Reporting Requirements. During the period of five years after the date of the this Agreement, the Company will direct the Placement Agent as soon as practicable after the end of each fiscal year, to a copy of its annual report to stockholders for such year; and the Company will direct the Placement Agent (i) as soon as available, to a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Placement Agent may reasonably request in writing. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such filed reports or statements to the Placement Agent required pursuant to subsection (i) above.

(h)        Payment of Expenses. In accordance with and subject to the limitations contained in the Engagement Letter, the Company will pay all fees and expenses incident to the performance of its obligations under this Agreement, including but not limited to the Company’s legal and accounting fees and disbursements, the costs of preparing, printing and delivering the Registration Statement under the Securities Act of 1933, as amended, a prospectus included therein (the “Prospectus”) and amendments, post-effective amendments and supplements thereto. In particular, the Company hereby agrees to pay all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (1) all filing fees and communication expenses relating to the registration of the shares of Common Stock to be sold in the offering with the Commission; (2) all Public Filing System filing fees associated with the review of the Offering by FINRA; (3) all fees and expenses relating to the quoting of the Common Stock on the OTC Bulletin Board; (4) all fees, expenses and disbursements relating to the registration or qualification of such shares under the “blue sky” securities laws of such states and other jurisdictions as the Company and Alexander Capital together determine (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, it being agreed that such fees and expenses will be limited to, if the Offering is commenced on the Over-the-Counter Bulletin Board, the Company will make a payment of $10,000 to such counsel upon the commencement of “blue sky” work by such counsel and an additional $5,000 at Closing); (5) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $5,000 in the aggregate; (6) all fees, expenses and disbursements relating to the registration, qualification or exemption of the shares and the Placement Agent’s Warrants (the “Placement Agent’s Warrants”) under the securities laws of such foreign jurisdictions as the Company and Alexander Capital together determine; (7) the costs of all mailing and printing of the underwriting documents (including, without limitation, this Agreement, any Blue Sky Surveys and, if appropriate, Selected Dealers’ Agreement, and Power of Attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and Final Prospectuses as Alexander Capital may reasonably deem necessary; (8) the costs of preparing, printing and delivering certificates representing the Securities and the Placement Agent’s Warrants; (i) fees and expenses of the transfer agent for the Shares and the Placement Agent’s Warrants; (9) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Purchasers; (10) the costs associated with commemorative lucite tombstones in such quantities as Alexander Capital may reasonably request and not to exceed $5,000; (11) the costs associated with four (4) bound volumes of the Offering materials to be provided to Alexander Capital by the Company’s counsel; (12) the $21,775 cost associated with Alexander Capitals’ use of Ipreo’s book-building, prospectus tracking and compliance software for the offering; and (13) up to $20,000 of Alexander Capital’s actual accountable “road show” expenses for the Offering. Alexander Capital may deduct from the net proceeds of the offering payable to the Company on the Closing Date, if any, the expenses set forth herein to be paid by the Company to Alexander Capital. In order to reimburse Alexander Capital’s expenses customarily incurred by a placement agent during the process, the Company shall pay to Alexander Capital a success-based non-accountable expense allowance in the amount of one (1%) of the gross proceeds of the offering. In addition to the non-accountable expenses, the Company shall reimburse the Alexander Capital for incurred expenses. Unaccountable expenses shall be disbursed only at the time of Closing. In addition, the Company agrees to be responsible for the legal fees of counsel that Alexander Capital will incur. Notwithstanding anything to the contrary set forth herein or elsewhere, the fees and expenses described in this section will not exceed $150,000 in the aggregate.

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(i)        Use of Proceeds. The Company will use the net proceeds received in connection with any offering of the Securities in the manner described in the “Use of Proceeds” section of the General Disclosure Package.

(j)        Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(k)        Restriction on Sale of Securities. For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Common Stock or any securities convertible into or exchangeable or exercisable for its Common Stock (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of, Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of Alexander Capital, except issuances of Lock-Up Securities pursuant to the conversion of convertible securities or the exercise of warrants or options, in each case outstanding on the date of this Agreement, grants of employee stock options pursuant to the terms of a plan in effect on the date of this Agreement, or issuances of Lock-Up Securities pursuant to the exercise of such options. The initial Lock-Up Period will commence on the date hereof and continue for 180 days after the date hereof; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the materials news or material event, as applicable, unless Alexander Capital waives, in writing, such extension. The Company will provide the Placement Agent with notice of any announcement described above that gives rise to an extension of the Lock-Up Period. The Company and Alexander Capital shall not waive compliance with this paragraph (k) during the 180 day period commencing on the date hereof without the consent of a majority of the Company’s shareholders voting at a meeting held for the purpose thereof.

6.        Reserved.

7.        Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)        Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Final Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with this Agreement; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

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(b)        Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c)        Reserved.

(d)        No Material Adverse Change. No event or condition of a type described in Section 4(i) hereof shall have occurred or shall exist, which event or condition is not described in the General Disclosure Package (excluding any amendment or supplement thereto) and the Final Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of Alexander Capital is so material and adverse that it makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date, on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Final Prospectus.

(e)        Officer’s Certificate. The Placement Agent shall have received on and as of the Closing Date, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to Alexander Capital (i) confirming that such officers have carefully reviewed the Registration Statement and the General Disclosure Package and the Final Prospectus and, to the best knowledge of such officers, the representations set forth in Sections 4(b) and 4(e) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a) and (d) above.

(f)        Comfort Letters. On the date of this Agreement and on the Closing Date, Friedman LLP shall have furnished to the Placement Agent, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Placement Agent, in form and substance reasonably satisfactory to Alexander Capital, containing statements and information of the type customarily included in accountants’ “comfort letters” to Placement Agent with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the General Disclosure Package and the Final Prospectus; provided, that the letter delivered on the Closing Date shall use a “cut-off” date no more than two business days prior to such Closing Date.

(g)        Opinions of Counsel for the Company. Lucosky Brookman LLP, 101 Wood Avenue South, 5th Floor, Woodbridge, New Jersey 08830, counsel for the Company, shall have furnished to the Placement Agent, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Placement Agent, in form and substance reasonably satisfactory to Alexander Capital, to the effect set forth in Annex A hereto.

(h)        Opinion of Counsel for the Placement Agent. The Placement Agent shall have received on and as of the Closing Date an opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C., counsel for the Placement Agent, with respect to such matters as Alexander Capital may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)        No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(j)        Good Standing. The Placement Agent shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as Alexander Capital may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

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(k)        Reserved.

(l)        Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between the Placement Agent, the Company and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of the Company’s capital stock or certain other securities, delivered to the Placement Agent on or before the date hereof, shall be full force and effect on the Closing Date.

(m)        Subscription Agreements; Escrow Agreement. The Company shall have entered into (i) the Subscription Agreements with each of the Purchasers and (ii) the Escrow Agreement with the Placement Agent and the Escrow Agent, and such agreements shall be in full force and effect.

(n)        FINRA Matters. The Financial Industry Regulatory Authority (“FINRA”) shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the placement agency terms and arrangements.

(o)        Additional Documents. On or prior to the Closing Date, the Company shall have furnished to Alexander Capital such further certificates and documents as Alexander Capital may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

8.        Indemnification and Contribution.

(a)        Indemnification of Placement Agent. The Company will indemnify and hold harmless each Placement Agent, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, or the Final Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in subsection (b) below.

(b)        Indemnification of Company. Each Placement Agent will, severally and not jointly, indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “Placement Agent Indemnified Party”), against any losses, claims, damages or liabilities to which such Placement Agent Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, or the Final Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Placement Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Placement Agent Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only information furnished by any Placement Agent is set forth in the second to last paragraph of the prospectus supplement dated the date hereof under the caption “Plan of Distribution” concerning stabilization.

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(c)        Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d)        Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Placement Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the amount by which total compensation received by the Placement Agent in accordance with Section 2(e) exceeds the amount of any damages which the Placement Agent have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d).

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(e)        Control Persons. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Placement Agent within the meaning of the Act; and the obligations of the Placement Agent under this Section shall be in addition to any liability which the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

9.        Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Placement Agent, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities . In accordance with the Engagement Letter, if the sale and issuance of the Securities by the Company hereunder are not consummated for any reason, the Company will reimburse the Placement Agent for all out of pocket expenses (including fees and disbursements of counsel) reasonably incurred in connection with the offering of the Securities, and the respective obligations of the Company and the Placement Agent pursuant to Section 8 hereof shall remain in effect. In addition, if any Securities have been purchased under this Agreement and the Subscription Agreements, the representations and warranties in Section 4 hereof and all obligations under Section 5 hereof shall also remain in effect. Notwithstanding anything to the contrary set forth herein or elsewhere, in the event that the Offering is not consummated, the Company shall be obligated to pay Alexander Capital for fees and expenses in an amount not to exceed $75,000 in the aggregate.

10.        Notices. All communications hereunder will be in writing and, if sent to the Placement Agent, will be mailed, delivered or telegraphed and confirmed to Alexander Capital, L.P., 17 State Street, New York, NY 10004; Attention: Tim Stack, Chief Compliance Officer, with a copy to Robinson Brog Leinwand Greene Genovese & Gluck, P.C., 875 Third Avenue, 9th Floor, New York, NY 10022, Attention: David Danovitch, Esq , or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 5 Regent Street, Livingston, NJ 07039; Attention: Mark Meller, Chief Executive Officer, with a copy to Lucosky Brookman LLP, 101 Wood Avenue South, Woodbridge, NJ 08830, attn: Joseph M. Lucosky, Esq.

11.        Successors. This Agreement will inure to the benefit of and be binding upon parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

12.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

13.        Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)        No Other Relationship. The Placement Agent have been retained solely to act as Placement Agent in connection with the sale of Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, any Subscription Agreement or the Final Prospectus, irrespective of whether the Placement Agent have advised or is advising the Company on other matters;

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(b)        Arm’s-Length Negotiations. The price of the Securities set forth in this Agreement was established by the Company following discussions and arm’s-length negotiations with the Placement Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)        Absence of Obligation to Disclose. The Company has been advised that the Placement Agent and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)        Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

14.        Amendment. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement, the Engagement Letter and the Subscription Agreements constitute the entire agreements of the parties to this Agreement and supersede all prior and all contemporaneous agreements (whether written or oral), understandings and negotiations with respect to the subject matter hereof. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

15.        Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company hereby submits to the non-exclusive jurisdiction of any court of the State of New York or the United States District Court located in the City of New York, New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby in any court of the State of New York or the United States District Court located in the City of New York, New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

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If the foregoing is in accordance with the Placement Agent’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

Very truly yours

SILVERSUN TECHNOLOGIES, INC.

By:
Name:
Title:

Signature Page to Placement Agency Agreement

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The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

ALEXANDER CAPITAL, L.P.

By:
Name:
Title:

Signature Page to Placement Agency Agreement

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SCHEDULE A

1.	Statutory Prospectus Included in the General Disclosure Package

Base prospectus included in the Registration Statement declared effective on [date]

2.	Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package: None.

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